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                                                                    EXHIBIT 10.7

                         REGISTRATION RIGHTS AGREEMENT

                                December 29, 2000

         The parties to this agreement are MedSource Technologies, Inc. a Delaware corporation (the "Company"), and each of the other individuals or entities executing a signature page to this agreement (collectively, the "Stockholders").

         Simultaneously with the execution and delivery of this Agreement, the Stockholders are acquiring shares of the Company's series D 6% cumulative convertible preferred stock, par value $.0l per share ("Series D Preferred Stock"), which is convertible into shares of the Company's common stock, par value $.0l per share (the "Common Stock"). All of the shares of Common Stock that any Stockholder may acquire by conversion of his, her or its shares of Series D Preferred Stock, as applicable, are the only shares of capital stock of the Company entitled to the rights and benefits, and subject to the terms and conditions, of this Agreement, and are collectively referred to herein as the "Shares."

         Subject to the terms and conditions set forth in that certain stockholders agreement dated this date between the parties hereto (the "Stockholders Agreement"), the Company desires to provide to the Stockholders certain rights regarding the registration of the Shares, all upon the terms and conditions set forth below.

         It is therefore agreed as follows:

         1.    Piggyback Registration.
               -----------------------

         1.1   Right to Include Registrable Securities.
               ----------------------------------------

         (a) Subject to Section 1.1(b) hereof, if the Company at any time proposes to register any of its securities under the Securities Act (as defined below) by registration on Forms SB-2, S-l, S-2, S-3 (but not Forms S-4 or S-8) or any successor or similar form(s) (except registrations of securities in connection with (i) an employee benefit plan or dividend reinvestment plan or a merger, consolidation or other business combination, (ii) debt securities that are not convertible into Common Stock, or (iii) the Company's initial public offering), whether or not for sale for its own account, it shall, each such time, give written notice to the Holders (as defined below) of its intention to do so and of the Holders' rights under this Section 1 at least 30 days prior to the filing of a registration statement with respect to such registration with the Commission (as defined below). Upon the written request of any Holder made within 20 days after the receipt of that notice; which request shall specify the Registrable Securities (as defined below) intended to be registered and disposed of by such Holder, the Company shall, subject to the provisions hereof, use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by such Holder.

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         (b) If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and upon giving that notice (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses (as defined below) in connection therewith), without prejudice; and (ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

         (c) The Company shall pay all Registration Expenses (as defined below) in connection with registration of Registrable Securities requested pursuant to this Section 1.

         (d) As used in this Agreement (i) "Registrable Securities" means the Registrable Shares and any other securities issuable or issued with respect thereto by way of a dividend, distribution, recapitalization, exchange, merger, consolidation, reorganization or other similar transaction, (ii) "Registrable Shares" includes the Shares held by the Stockholders, and their permitted transferees under the Stockholders Agreement; provided that any such Share shall cease to be a Registrable Share when (A) it shall have been sold or otherwise disposed of pursuant to an effective registration statement or as permitted by, and in compliance with, Rule 144 (or successor provision) promulgated under the Securities Act, (B) the Holder thereof (other than any Holder that owns Shares (on an as converted basis) that represent at least 1% of the total number of then outstanding Shares held by all stockholders of the Company (on an as converted basis)) may dispose of all Shares then held by the Holder as permitted by, and in compliance with, Rule 144k (or successor provision) or (C) it shall have ceased to be outstanding; (iii) "Holder" means the Stockholders and their permitted transferees who hold shares; and (iv) "Securities Act" shall mean the Securities Act of 1933, as amended, or any subsequent similar federal statute, and the rules and regulations of the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act (the "Commission").

         (e) As used in this Agreement, "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the provisions of Sections 1, 2 and 3 hereof including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; provided, however that Registration Expenses shall exclude, and the Holders shall pay, underwriters fees and underwriting discounts and commissions and transfer taxes in respect


                                       -2-

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of the Registrable Securities being registered as well as any fees and expenses of counsel or other advisors to the Holders of the Registrable Securities other than as provided in Section 2(x) hereof.

         1.2 Priority in Piggyback Registrations. Anything in Section 1.1 hereof
             ------------------------------------
to the contrary notwithstanding, if the managing underwriter or underwriters of any underwritten offering shall inform the Company in writing of its belief that the number of Registrable Securities requested to be included in such registration would materially and adversely affect such offering, then the Company shall include in such registration, to the extent of the number that the Company is so advised can be sold in (or during the time of) such offering:

                  (i) first, all securities proposed by the Company to be sold for its own account;

                  (ii) then, shares of Common Stock being sold in the underwritten offering by stockholders exercising any demand registration rights they may have with respect to such offering; and

                  (iii) then, the number of Registrable Securities to be sold by the Holders and Other Securities (as defined below) to be sold by other stockholders of the Company proposed to be included in such underwritten offering in proportion to the respective number of shares of Common Stock owned by each such person and its affiliates (determined on an as converted basis) at the time of such registration.

         "Other Securities" means, at any time, those shares of Common Stock, and of any other class or series of capital stock of the Company or other securities of the Company representing the right to acquire Common Stock, that the Company is required to, or has determined to, register pursuant to a registration statement filed by the Company with the Commission pursuant to this or any other agreement.

         2. Registration Procedures. In connection with the registration of any
            ------------------------
Registrable Securities under the Securities Act as provided in Section 1 hereof, the Company shall as expeditiously as possible:

                  (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become and remain effective (subject to clause (ii) below); provided, however, that the Company may discontinue any registration of its securities that are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used


                                       -3-

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         in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities; provided, that such period need not exceed 90 days; and provided, further, that any period of discontinuance period pursuant to the last paragraph of this Section 2 shall not be counted toward such 90 days;

                  (iii) furnish to the Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holders may reasonably request;

                  (iv) use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the Holders shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action that may reasonably be necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities to be sold by the Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this paragraph (iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                  (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company to consummate the disposition of such Registrable Securities in accordance with their intended method of disposition;

                  (vi) furnish to each seller of Registrable Securities and the Holders' underwriters, if any, (x) an opinion of counsel for the Company, and (y) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement,


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         each covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountant's comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated);

                  (vii) notify the Holders when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish the same to the Holders;

                  (ix) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration;

                  (x) pay the reasonable fees and expenses of one counsel on behalf of the Holders whose Registrable Securities are included in the registration statement, together with any other selling security holders, with such counsel selected by a majority-in-interest (according to the number of shares of Common Stock each such Holder and other selling


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         security holder is registering for sale in such registration statement)
         of such Holders and other selling security holders; and

                  (xi) use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on the Nasdaq National Market or any national securities exchange in which the Common Stock of the Company is then listed.

         The Company may require the Holders to furnish the Company such information regarding the Holders and the distribution of the Holders' Registrable Securities as the Company may from time to time reasonably request in writing.

         Upon receipt of any notice from the Company of the happening of an event of the kind described in item (vii) of this Section 2, the Holders will forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Holders' receipt of the copies of the supplemented or amended prospectus contemplated by item (vii) and, if so directed by the Company, the Holders will deliver to the Company all copies, other than permanent file copies, then in the Holders' possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         3. Underwritten Offerings.
            -----------------------

         3.1 Piggyback Underwritten Offering. If the Company proposes to
             --------------------------------
register any of its securities under the Securities Act as contemplated by
Section 1 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to Section 1 hereof (including, without limitation, the provisions of Section 1.2 hereof), if requested by the Holders, arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holders with and among the securities of the Company to be distributed by such underwriters. The Holders shall become a party to the underwriting agreement negotiated between the Company and such underwriters and shall make all representations and warranties to and shall enter into all agreements with the Company and/or the underwriters as shall be reasonably requested of them, including all representations, warranties and agreements required by law or customarily given by selling shareholders in an underwritten public offering.

         3.2 Holdback Agreements. If the Company at any time shall register
             --------------------
shares of Common Stock under the Securities Act for sale to the public (other than on Forms S-4 or S-8 or a shelf registration), the Holders shall not sell pursuant to an effective registration `statement, publicly make any short sale of, publicly grant any option for the purchase of, or otherwise publicly dispose of any Shares (other than those Shares included in such registration pursuant to Section 1 hereof) or other securities of the Company exercisable for or convertible into shares of Common Stock without the prior written consent of the managing underwriter for a period required by the underwriters and designated by the Company, which period shall not begin more than thirty (30) days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall


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not last more than one hundred eighty (180) days after the effective date of such registration statement in the case of the Company's initial public offering, or ninety (90) days after the effective date of such registration statement in the case of any such other offering; provided, that the restrictions set forth in this Section 3.2 shall only apply if the officers, directors and any holders of at least 5% of the issued and outstanding shares of Common Stock are restricted in the same manner. The Company may legend and impose stop transfer instructions on any certificate evidencing Registrable Securities relating to the restrictions provided in this Section 3.2.

         3.3 Preparation; Reasonable Investigation. In connection with the
             --------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this agreement, the Company shall give the Holders, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such access to its books and records, such opportunities to discuss the business of the Company with officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         4. Indemnification.
            ----------------

         4.1 Indemnification by the Company. In the event of any registration
             -------------------------------
statement filed pursuant to Section 1 hereof, the Company shall, and hereby does, indemnify and hold harmless each of the Holders and each of their directors, officers, partners, agents, attorneys, representatives and affiliates and each other individual, group, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature ("Person") who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls any Holder or any such underwriter within the meaning of the Securities Act (each of the foregoing, a "Holder Indemnitee") insofar as losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading or other violation of the Securities Act or other laws in connection with such registration or disposition other than directly resulting from voluntary actions by the Stockholder (other than in accordance with Company advice, request or instruction), and the Company shall reimburse each Holder Indemnitee for any legal or any other fees, costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to a Holder or an underwriter in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is

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based upon an untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder or such underwriter, as the case may be, expressly for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Holder Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter or any Holder, as applicable.

         4.2 Indemnification by the Holders. If any Registrable Securities are
             -------------------------------
included in any registration statement, each Holder selling Shares thereunder shall, and hereby does, severally and not jointly, indemnify and hold harmless the Company, and each director, officer, agent, attorney, representative and affiliate of the Company, each other Person, if any, who controls the Company within the meaning of the Securities Act, and each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any; who controls any such underwriter within the meaning of the Securities Act with respect to all losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof ("Losses") to which the Company or such other indemnified party becomes subject under the Securities Act, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by such Holder expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, in no event shall the indemnity provided for in this Section 4.2 exceed the net proceeds actually received by the Holder from the sale of the Registrable Securities included in such registration statement.

         4.3 Notice of Claims, Etc. Promptly after receipt by an indemnified
             ----------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 4.1 or 4.2 hereof, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnity obligations, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such

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indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnified party shall be entitled to retain separate counsel as provided below), the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs related to the indemnified party's cooperation with the indemnifying party; provided, however, that (i) if the indemnifying party fails to assume the defense of such claim after a reasonable time the indemnified party may retain counsel to defend such claim and the reasonable fees and expenses of such counsel shall be paid by the indemnifying party, (ii) the indemnified party may, at its own expense, retain separate counsel to participate in such defense, (iii) the indemnified party shall have the right to employ separate counsel at the expense of the indemnifying party and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such indemnified party, a material conflict or potential material conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable, except that in no event shall the indemnifying party be required to pay fees and expenses under this Section 4 for more than one separate firm of attorneys in any one legal action or group of related legal actions. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         4.4 Contribution. If indemnification shall for any reason be held by a
             -------------
court to be unavailable to an indemnified party under Section 4.1 or Section 4.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 4.1 or Section 4.2 hereof, as applicable, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand that resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by item (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such Person's consent, which consent shall not be unreasonably withheld. In no event shall the

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contribution provided for in this Section 4.4 exceed the net proceeds actually received by such Holder from the sale of the Registrable Securities included in such registration statement. In addition, any Holder's obligation to contribute as provided in this Section 4.4 shall be several in proportion to the number of Registrable Securities covered by such registration statement and not joint.

         4.5 Other Indemnification. Indemnification and contribution similar to
             ----------------------
that specified in the preceding provisions of this Section 4 (with appropriate modifications) shall be given by the Company and the Holders with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

         5. Rule 144. With a view to making available the benefits of certain
            ---------
rules and regulations of the Commission that may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for its Common Stock, the Company shall:

         (a) use its best efforts to facilitate the sale of the Registrable Securities to the public, without registration under the Securities Act, pursuant to Rule 144 promulgated under the Securities Act, provided that this shall not require the Company to file reports under the Securities Act and the Securities Exchange Act of 1934 as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder (" Exchange Act"), at any time prior to the Company's being otherwise required to file such reports;

         (b) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act at all times after 90 days after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

         (c) use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (d) deliver a written statement as to whether it has complied with such requirements of this section, to the Holders upon any Holder's request.

         6. Miscellaneous.
            --------------

         (a) Notices. All notices, instructions and other communications in
             --------
connection with this Agreement shall be in writing and may be given by personal delivery or mailed,certified mail, return receipt requested, postage prepaid or by a nationally recognized overnight courier to the parties at the address of the Company as follows, and at the address of the Holders as set forth on the signature page to this Agreement (or at such other address as the Company or the Holders may specify in a notice to the Company):

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                  If to the Company:
                                            MedSource Technologies, Inc.
                                            110 Cheshire Lane, Suite 100
                                            Minneapolis, Minnesota 55305
                                            Attention: Richard J. Effress
                                            Facsimile: (612) 807-1235

                  With a copy to:

                                            Faegre & Benson LLP
                                            90 South Seventh Street
                                            Minneapolis, Minnesota 55402
                                            Attn: David B. Miller
                                            Facsimile: (612) 336-3026

                  If to a Stockholder:

                                            to the address specified below such
                                            Stockholder's signature

                                            with a copy to:

                                            Choate, Hall & Stewart
                                            52 State Street
                                            Boston, MA 02109
                                            Attn: Roslyn G. Daum, Esq.
                                            Facsimile: (6 17) 248-4000

         (b) No Waiver. No course of dealing and no delay on the part of any
             ----------
party hereto in exercising any right, power or remedy conferred by this Agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies conferred by this Agreement or shall preclude any other or further exercise thereof or the exercise of any other right, power and remedy.

         (c) Binding Effect; Assignability. This Agreement shall be binding upon
             ------------------------------
and, except as otherwise provided herein, shall inure to the benefit of the respective parties and their permitted successors and assigns. This Agreement shall not be assignable by a Holder except with respect to transfers permitted by the Stockholders Agreement and provided that the transferee owns at least 15,000 Registrable Shares (on an as converted basis) after such transfer.

         (d) Severability. Any provision of this Agreement that is prohibited or
             -------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable

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law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

         (e) Modification. This Agreement may be amended upon the express
             -------------
written consent of the Company and Stockholders holding in the aggregate at least 66 2/3% of the then outstanding Registrable Securities (computed on an as converted basis).

         (f) Legal Fees. If any action at law or in equity is necessary to
             -----------
enforce the terms of this Agreement, the prevailing party shall be entitled to receive from the other party or parties to such action all reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         (g) Law Governing. This agreement shall be governed by and construed in
             --------------
accordance with the law of the State of Delaware applicable to agreements made and to be performed entirely in Delaware.

         (h) Headings. All headings and captions in this Agreement are for
             ---------
purposes of reference only and shall not be construed to limit or affect the substance of this Agreement.

         (i) Confidentiality. Each Stockholder agrees to hold all information
             ----------------
provided to the Stockholder pursuant to Section 1 of this Agreement in confidence, and to refrain from trading in any securities of the Company prior to the Company making any such information publicly available.

         (j) Entire Agreement. This Agreement contains, and is intended as, a
             -----------------
complete statement of all the terms of the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.

                           COMPANY:
                           MEDSOURCE TECHNOLOGIES, INC.

                           By: /s/ RICHARD J. EFFRESS
                              ------------------------------------------------
                               Richard J. Effress
                               Chairman of the Board and
                               Chief Executive Officer

                                                   Registration Rights Agreement


Stockholder:               1995 KRAUS MARITAL TRUST
                           DATED SEPTEMBER 18, 1995


                           /s/ JEFF L. KRAUS
                           ---------------------------------------------------
                           By:  Jeff L. Kraus
                           Its: Trustee

Address:                   14716 Golf Links Road
                           Los Galos, CA 95030
                           Facsimile:_________________________________________

                                                   Registration Rights Agreement


Stockholder:               1995 MATANI MARITAL TRUST
                           DATED SEPTEMBER 18, 1995


                           /s/ Tricia P. Matani
                           ---------------------------------------------------
                           By:
                           Its: Trustee

Address:                   6473 Pfeiffer Ranch Ct.
                           San Jose, CA 95120
                           Facsimile:_________________________________________

                                                   Registration Rights Agreement


Stockholder:



                           /s/ ROBERT C. ALLMAN
                           ---------------------------------------------------
                           Robert C. Allman


Address:                   62 Ski Bowl Road
                           Bellows Falls, VT 05101
                           Facsimile:_________________________________________

                                                   Registration Rights Agreement


Stockholder:


                           /s/ FERNANDO ALVAREZ DE TOLEDO
                           ---------------------------------------------------
                           Fernando Alvarez de Toledo


Address:                   229 Fairhaven Hill
                           Concord, MA 01742
                           Facsimile:_________________________________________

                                                   Registration Rights Agreement


Stockholder:



                           /s/ FREDRIC ALVAREZ DE TOLEDO
                           ---------------------------------------------------
                           Fredric Alvarez de Toledo


Address:                   139 West 72nd St.
                           Apt. 5 RW
                           New York, NY 10023
                           Facsimile: on request
                                      Phone: (212) 787-3531

                                                   Registration Rights Agreement


Stockholder:



                           /s/ LIVIA ALVAREZ DE TOLEDO
                           ---------------------------------------------------
                           Livia Alvarez de Toledo


Address:                   229 Fairhaven Hill
                           Concord, MA 01742
                           Facsimile:_________________________________________

                                                   Registration Rights Agreement


Stockholder:               BANTAM GROUP


                           /s/ JOSEPH J. CARUSO
                           ---------------------------------------------------
                           By:  Joseph J. Caruso
                           Its: President

Address:                   50 Bay Colony Drive
                           Westwood, MA 02090
                           Facsimile: 781-329-2238

                                                   Registration Rights Agreement


Stockholder:



                           /s/ RAHUL BHAGAT
                           ---------------------------------------------------
                           Rahul Bhagat


Address:                   642 Cree Drive
                           San Jose, CA 95123
                           Facsimile:_________________________________________

                                                   Registration Rights Agreement


Stockholder:



                           /s/ JOSEPH J. CARUSO
                           ---------------------------------------------------
                           Joseph J. Caruso


Address:                   50 Bay Colony Drive
                           Westwood, MA 02090
                           Facsimile: 781-329-2238

                                                   Registration Rights Agreement


Stockholder:



                           /s/ CAROL L. CEKALA
                           ---------------------------------------------------
                           Carol L. Cekala


Address:                   338 South Ave.
                           Weston, MA 02193
                           Facsimile: 781-891-6731

                                                   Registration Rights Agreement


Stockholder:



                           /s/ RICHARD C. FORTIER
                           ---------------------------------------------------
                           Richard C. Fortier


Address:                   150 Old Pickard Road
                           Concord, MA 01742
                           Facsimile: 617-964-2660

                                                   Registration Rights Agreement


Stockholder:


                           /s/ GAIL M. FREEL
                           ---------------------------------------------------
                           Gail M. Freel


Address:                   153 Darrow Street
                           Quincy, MA 02169
                           Facsimile: 617-773-6081

                                                   Registration Rights Agreement


Stockholder:



                           /s/ WILLIAM F. GASKO
                           ---------------------------------------------------
                           William F. Gasko


Address:                   CTC, Mass. Technology Park
                           1400 Computer Drive
                           Westborough, MA 01581
                           Facsimile: 508-366-0101

                                                   Registration Rights Agreement


Stockholder:



                           /s/ ALAN L. HERSHEY
                           ---------------------------------------------------
                           Alan L. Hershey


Address:                   91 Three Corners Road
                           Guilford, CT 06437
                           Facsimile:_________________________________________

                                                   Registration Rights Agreement


Stockholder:



                           /s/ MIKE HORZEWSKI
                           ---------------------------------------------------
                           Mike Horzewski


Address:                   6032 Running Springs Street
                           San Jose, CA 95135
                           Facsimile: 408-528-7181

                                                   Registration Rights Agreement


Stockholder:               HORZEWSKI 1997 LIVING TRUST
                           DATED OCTOBER 10, 1997



                           /s/ MICHAEL J. HORZEWSKI
                           ---------------------------------------------------
                           By:  Michael J. Horzewski
                           Its: Trustee

Address:                   6032 Running Springs Street
                           San Jose, CA 95135
                           Facsimile: 408-528-7181

                                                   Registration Rights Agreement


Stockholder:



                           /s/ JACOB L. JACOBSON
                           ---------------------------------------------------
                           Jacob L. Jacobson


Address:                   91 Exeter Street
                           Newton, MA 02165
                           Facsimile:_________________________________________

                                                   Registration Rights Agreement


Stockholder:



                           /s/ JONATHAN R. LEAVY
                           ---------------------------------------------------
                           Jonathan R. Leavy


Address:                   4 Eden Avenue
                           Newton, MA 02465
                           Facsimile: 617-964-0858

                                                   Registration Rights Agreement


Stockholder:



                           /s/ ZBIGNIEW MASLANKA
                           ---------------------------------------------------
                           Zbigniew Maslanka


Address:                   3101 Erin Lane
                           Santa Cruz, CA 95065
                           Facsimile:_________________________________________

                                                   Registration Rights Agreement


Stockholder:



                           /s/ PAUL G. MILDE
                           ---------------------------------------------------
                           Paul G. Milde


Address:                   18 Church Street
                           PO Box 1211
                           Mattapoisett, MA 02739
                           Facsimile: 508-758-3020

                                                   Registration Rights Agreement


Stockholder:



                           /s/ STUART A. RANDLE
                           ---------------------------------------------------
                           Stuart A. Randle


Address:                   359 Pope Road
                           Concord, MA 01742
                           Facsimile:_________________________________________

                                                   Registration Rights Agreement


Stockholder:



                           /s/ CAROL RAYMOND
                           ---------------------------------------------------
                           Carol Raymond


Address:                   6 Richard Road
                           Wayland, MA 01778
                           Facsimile:_________________________________________

                                                   Registration Rights Agreement


Stockholder:



                           /s/ CHARLES W. SCHELLHORN
                           ---------------------------------------------------
                           Charles W. Schellhorn


Address:                   Argus Health Systems
                           715 Hereford Drive
                           Kansas City, MO 64015
                           Facsimile:_________________________________________

                                                   Registration Rights Agreement


Stockholder:               THE TOLKOFF FAMILY LIMITED
                           PARTNERSHIP


                           /s/ M. JOSHUA TOLKOFF
                           ---------------------------------------------------
                           By:  M. Joshua Tolkoff
                           Its: General Partner

Address:                   39 Jordan Road
                           Brookline, MA 02446
                           Facsimile: 617-566-3037

                                                   Registration Rights Agreement


Stockholder:



                           /s/ ROBERT ZOLLARS
                           ---------------------------------------------------
                           Robert Zollars


Address:                   Neoforma
                           3061 Zanker Road
                           San Jose, CA 95134-2127
                           Facsimile: 408-468-4050